Exhibit 10.2

                     ASSIGNMENT AND BILL OF SALE 3-D SEISMIC

STATE OF TEXAS           ss.
                         ss.            KNOW ALL MEN BY THESE PRESENTS
COUNTY OF ZAPATA         ss.

     THAT  effective May 20, 2002, B. Bryan Leitch,  III,  Owner of an undivided
                                   ---------------------
60.00%  interest in 3-D Seismic,  whose  address is 2606 State  Street,  Dallas,
------
Texas 75204 Jim Dyer Owner of an undivided 22.50% interest in 3-D Seismic, whose
            --------                       ------
address is 2611 Cedar Springs,  Suite 201, Dallas,  Texas 75201; Brenda Phillips
                                                                 ---------------
Owner of an  undivided  7.50%  interest  in 3-D  Seismic,  whose  address is 832
                        -----
Parkway,  Coppell, Texas 75019; Gil Jurenka Owner of an undivided 5.00% interest
                                -----------                       -----
in 3-D Seismic, whose address is 210 Doral Lane, Rockport, Texas 78382-6913; Richard Smith Owner of an undivided 5.00% interest in 3-D Seismic, whose address
-------------                       -----
is 5 Greenridge Forest Court, The Woodlands, Texas 77381, Tenants in Common and owners of the subject 3-D Seismic in the percentages setforth above, hereinafter referred to as Assignor, for and in consideration of the sum of Ten Dollars
($10.00) cash, and 10,500,000 shares of Phoenix ATM Stock to be assigned to Assignees as follows: B. Bryan Leitch, III - 57.15% - 6,000,000 Shares; Jim Dyer
                      --------------------                              --------
- 21.43% - 2,250,000  Shares;  Brenda K. Phillips - 7.14% - 750,000 Shares;  Gil
                               ------------------                            ---
Jurenka - 4.76% - 500,000 Shares; Richard Smith - 4.76% - 500,000 Shares; Brenda
-------                           -------------                           ------
K. Phillips - 4.76% - 500,000 Shares, and other good and valuable  consideration
-----------
including Assignee's Agreement to Keep Confidential 3-D Seismic Data, Exhibit "A", paid, delivered and agreed to by PHOENIX ATM, hereinafter called Assignee,
                                       -----------
the receipt and sufficiency of which is hereby acknowledged by Assignor, does hereby TRANSFER, SELL, ASSIGN AND CONVEY unto the said Assignee, all of their right, title and interest, if any, in and to the 3-D Seismic Data that is necessary to properly and thoroughly evaluate those depths in and to that Oil and Gas Property commonly referred to as The Jennings Ranch Lease consisting of 27,558.4" acres located in Zapata County, Texas, and which depths are from the surface of the earth to a measured depth of 5,560' (the base of the Queen City




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Formation)  as determined by a comparable  Seismic  Consultant,  and insofar and only  insofar as  Assignor  has the right to assign  same.

(begin boldface)
     THIS ASSIGNMENT IS FURTHER MADE AND ACCEPTED UPON THE UNDERSTANDING AND AGREEMENT THAT THE SEISMIC DATA WILL REMAIN SUBJECT TO THAT CONFIDENTIALITY AGREEMENT, EXHIBIT "A" AND IS ASSIGNED "AS IS" WITHOUT WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, OR MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND/OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS.
(end boldface)

     Except as expressly set forth elsewhere herein, Assignor expressly disclaims any and all representations covenants, or warranties, expressed, implied, or statutory, of title or as to any other fact or matter. Assignor specifically makes no representations or warranties whatsoever regarding the value of the herein assigned 3-D Seismic Data.

(begin boldface)
     Waiver of Consumer Rights. ASSIGNOR AND ASSIGNEE EACH HEREBY WAIVE THE PROVISIONS OF THE TEXAS DECEPTIVE TRADE PRACTICES ACT, CHAPTER 17, SUBCHAPTER E, SECTIONS 17.41 THROUGH 17.63, INCLUSIVE, OF THE TEXAS BUSINESS AND COMMERCE CODE (THE "DPTA"), A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF THEIR OWN SELECTION, ASSIGNEE AND ASSIGNOR VOLUNTARILY CONSENT TO THIS WAIVER. TO EVIDENCE THEIR ABILITY TO GRANT SUCH WAIVER, EACH PARTY REPRESENTS TO THE OTHER THAT (i) IT IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION; (ii) THEY ARE REPRESENTED BY LEGAL COUNSEL IN ENTERING INTO THIS AGREEMENT AND (iii) SUCH COUNSEL WAS NOT DIRECTLY OR INDIRECTLY IDENTIFIED, SUGGESTED, OR SELECTED BY AN AGENT OF THE OTHER PARTY. (end boldface)

     IN WITNESS WHEREOF, this instrument is executed on the 30 day of April, 2002.


ASSIGNOR:                                     ASSIGNEE:
                                              PHOENIX ATM


/s/ B. BRYAN LEITCH, III                      /s/ B. BRYAN LEITCH, III
----------------------------------            ----------------------------------
B. BRYAN LEITCH, III - 60%                    B. BRYAN LEITCH, III


/s/ JIM DYER
----------------------------------
JIM DYER - 22.50%


/s/ BRENDA PHILLIPS
----------------------------------
BRENDA PHILLIPS - 7.50%


/s/ GIL JURENKA
----------------------------------
GIL JURENKA - 5.00%


/s/ RICHARD SMITH
----------------------------------
RICHARD SMITH - 5.00%

     Attached to and made a part of that certain Assignment and Bill of Sale 3-D Seismic Data dated May 20, 2002, effective April 30, 2002 by and between B. Bryan Leitch, III; Jim Dyer; Brenda Phillips; Gil Jurenka; Richard Smith, Tenants in Common "Assignor", and Phoenix ATM, "Assignee".

                 AGREEMENT TO KEEP CONFIDENTIAL 3-D SEISMIC DATA

                              DATE: April 30, 2002

ASSIGNOR: B. Bryan Leitch, III; Jim Dyer; Brenda Phillips; Gil Jurenka; Richard Smith
ASSIGNEE: Phoenix ATM

     ASSIGNOR represents that it has the right and authority to make available such seismic data to ASSIGNEE and that such seismic data are transferred subject to the following conditions:

I. ASSIGNOR represents that it has the right to Assign to ASSIGNEE certain Confidential seismic data as set forth below in "Description of Seismic Data". ASSIGNOR hereby grants to ASSIGNEE a non-exclusive, non-transferable right to use 3-D Seismic Data and ASSIGNEE agrees to receive 3-D Seismic Data and use it in accordance with the terms and conditions hereof. ASSIGNEE acknowledges that this Assignment is non-exclusive and the Data also remains the property of the ASSIGNOR.

II. ASSIGNOR retains the right to license, trade, loan, transfer and reproduce the same. ASSIGNEE agrees that Data and any copies thereof, shall be for its own internal use only and that same shall not be given, sold, traded, disposed of, shown, or otherwise divulged to any other party, except with Assignor's prior written approval and except as follows:

          a. Data may be shown to a bonafide consultant for analysis and interpretation only if such consultant agrees in writing that Data, including the consultant's analysis and interpretation made therefrom, will not be divulged to any other party; and if ASSIGNEE is entering into this agreement as the operator or other representative of one or more other parties disclosed to ASSIGNOR then the other parties have the right to be shown the Data by ASSIGNEE or to receive copies of the Data by paying a separate licensing fee, but only if each such party agrees in writing that no Data, or any analyses or interpretations made therefrom, shall be divulged to any other party; and

          b. ASSIGNEE has the right to show the Data and the results of any interpretation or analysis to a third party with a bonafide interest in a farmout or joint venture proposed by ASSIGNEE, provided that no copies of the Data are furnished to such third party and that such third party agrees in writing that no Data, or any analyses or interpretations made therefrom, shall be divulged to any other party; and

          c. ASSIGNEE may disclose, by providing copies thereof, the Data to a company owning 50% or more of the voting stock of ASSIGNEE or to a company of which ASSIGNEE owns 50% or more of the voting stock to a surviving company in the event of a complete merger by ASSIGNEE, provided each such company agrees in writing that no Data; or any analyses or interpretations made therefrom, shall be divulged to any other party.

          d. Such Data may be shown to, and copies thereof provided to, agencies of federal and state governments having jurisdiction to the extent required by applicable law or regulation; provided that ASSIGNEE shall promptly advise ASSIGNOR, in writing, of full details of each request, demand, order, etc., for the Data, to whom disclosure is to be made and the law or regulation requiring disclosure. ASSIGNEE will retrieve copies provided to any agencies of federal and state governments under this paragraph once the applicable law or regulation requirement has been satisfied.

III. ASSIGNEE agrees to hold harmless and indemnify ASSIGNOR from and against any loss sustained by reasons of ASSIGNEE's breach of the above agreed obligations.

IV. ASSIGNEE agrees that it accepts the Data tendered to it "As Is, Where Is". ASSIGNOR does not make any warranty or representation regarding the quality or reliability of any or all of the Data delivered hereunder. Any action taken by ASSIGNEE or any opinions formed or conclusions drawn on the basis of any or all Data shall be at the sole risk and expense of the party taking such action, forming such opinion or drawing such conclusion. ASSIGNOR warrants that Data furnished hereunder is free of liens, encumbrances and limitations on use or disposition other than those expressly set out above. THESE WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITROUT LIMITATION, ANY WARRANTY OF MERCHANABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE REGARDING ANY DATA GIVEN THE ASSIGNEE HEREUNDER.

V. Within 180 days of ASSIGNEE's receipt of the Data, ASSIGNEE will have the entire data set reprocessed and provide the reprocessed data to ASSIGNOR at no cost to ASSIGNOR.

VI. ASSIGNEE shall not have nor ever assert any claim or cause of action against ASSIGNOR arising out of any defect or inaccuracy of Data, whether such inaccuracy arose by negligence or any other cause.

VII. In the event that any governmental unit should levy a sales or use tax, or tax of similar nature related to the licensing or transfer of the Data covered under this agreement, then ASSIGNEE shall reimburse ASSIGNOR or its authorized agent, levies or taxes. ASSIGNOR agrees to notify ASSIGNEE in writing within thirty (30) days of notification by the taxing authority that such levies or taxes are owed.

VIII. Upon ASSIGNEE's request, which must be made within a year after the "License Agreement to Use Seismic Data" is signed, tape copies of raw data will be furnished by ASSIGNOR, if original tapes are available, with the cost of such additional tapes, reproduction and delivery to be reimbursed by ASSIGNEE in addition to the basic license fee for the Data.

IX. Signature below of ASSIGNEE's authorized representative will indicate agreement to the terms and conditions stated above.



                           DESCRIPTION OF SEISMIC DATA

     Data covered by this license agreement is comprised of a 3-D survey in the Jennings Ranch Area of Zapata County, Texas, being further described on the attachments.

ACCEPTED AND AGREED TO THIS                   ACCEPTED AND AGREED TO THIS
30 DAY OF APRIL, 2002                         30 DAY OF APRIL, 2002

ASSIGNOR:                                     ASSIGNEE:
                                              PHOENIX ATM


/s/ B. BRYAN LEITCH, III                      /s/ B. BRYAN LEITCH, III
----------------------------------            ----------------------------------
B. BRYAN LEITCH, III                          B. BRYAN LEITCH, III


/s/ JIM DYER
----------------------------------
JIM DYER


/s/ BRENDA PHILLIPS
----------------------------------
BRENDA PHILLIPS


/s/ GIL JURENKA
----------------------------------
GIL JURENKA


/s/ RICHARD SMITH
----------------------------------
RICHARD SMITH